Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of August 1, 2000, by and between THCG, Inc., a Delaware corporation (the "Company"), with principal executive office located at 650 Madison Avenue, 21st Floor, New York City, New York 10022, and Castle Creek Technology Partners LLC, an Illinois limited liability company ("Purchaser").

                                    RECITALS

         A. The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. Purchaser desires to purchase, and the Company desires to issue and sell, upon the terms and conditions stated in this Agreement, (i) an amount of the Company's Series A Preferred Stock as set forth in the Certificate of Designations (the "Certificate of Designation") attached hereto as Exhibit A (the "Preferred Stock") which is convertible into shares of the Company's common stock, $0.01 per share par value (the "Common Stock") and (ii) a warrant in the form of Exhibit B (the "Warrant" and, when taken together with the Preferred Stock, the "Purchased Securities") entitling the holder thereof to purchase the number of shares (the "Warrant Shares") of Common Stock as set forth below. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares." The Preferred Stock, the Warrant, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities".

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

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                                    ARTICLE I
                    PURCHASE AND SALE OF SECURITIES; SECURITY

         1.1 Purchase of Preferred Stock and Warrant. The aggregate purchase price (the "Purchase Price") to be paid by Purchaser for the Preferred Stock and Warrants being purchased by Purchaser hereunder shall be Five Million Dollars ($5,000,000). On the Closing Date (as defined herein), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII of this Agreement, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company (i) 5,000 shares of Preferred Stock and (ii) a Warrant entitling Purchaser to purchase 396,899 shares of Common Stock of the Company pursuant to the terms thereof.

         1.2 Form of Payment. At the Closing, Purchaser shall pay the Purchase Price for the Preferred Stock and the Warrant by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of a duly executed certificate for the Preferred Stock and the duly executed Warrant and Registration Rights Agreement, and the Company shall deliver to Purchaser such executed certificate for the Preferred Stock and Warrant and executed Registration Rights Agreement against delivery of such Purchase Price from Purchaser.

         1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Preferred Stock and the Warrant pursuant to this Agreement (the "Closing") shall be August 2, 2000. The Closing shall occur at 11:00 a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606. The date of the Closing is hereinafter referred to as the "Closing Date."


                                   ARTICLE II
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         Purchaser  represents  and warrants to the Company as set forth in this
Article II. Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

         2.1 Purchase for Own Account. Purchaser is purchasing the Preferred Stock and the Warrant, and will purchase the Warrant Shares and acquire the Conversion Shares, for Purchaser's own account and not with a view toward or in connection with a public resale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser will not resell any of the Purchased Securities or any securities which may be issued upon exercise, exchange or conversion thereof except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and other applicable state securities laws.

         2.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

         2.3 Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

         2.4 Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such materials or inquiries nor any other due diligence investigation conducted by Purchaser nor any of its representations, warranties, covenants or agreements shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk, and Purchaser represents that it can afford to lose its entire investment in the Securities.

         2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

         2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof or as otherwise may be permissible under the Securities Act);
(ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not

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applicable,  any  resale  of such  Securities  without  registration  under  the
Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         2.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Preferred Stock, the Warrant and, until such time as the sale by Purchaser of the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144(k) or otherwise without registration, the certificates for the Conversion Shares and the Warrant Shares will bear a restrictive legend (the "Legend") in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Except for the Legend in accordance with this Section 2.7 and Section 5.1 hereof, the Securities shall bear no other legend.

         2.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms.

         2.9. No Conflicts. The execution, delivery and performance of each of the Investment Agreements (as defined herein) by Purchaser and the consummation by Purchaser of the transactions contemplated thereby do not and will not (a) result in a violation of the certificate of formation or operating agreement of Purchaser, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a material adverse effect on the business and operation of Purchaser), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to Purchaser, or by which any property or asset of Purchaser, is bound, except for possible violations as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the business and operation of Purchaser .

         2.10     Residency. Purchaser is a resident of the State of Illinois.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Purchaser that:

         3.1 Organization and Qualification. The Company and each of its subsidiaries is duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, operations, properties, financial condition, or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby, or (iii) the ability of the Company to perform its obligations under this Agreement, the Preferred Stock, the Warrant or the Registration Rights Agreement (collectively, the "Investment Agreements"); provided, however, a "Material Adverse Effect" as used herein shall not include such adverse effects caused primarily by (w) fluctuations in the market value of securities held by the Company or any of its subsidiaries, (x) adverse general economic conditions,
(y) adverse general industry conditions, or (z) the sale of the Preferred Stock and the Warrant pursuant hereto.

         3.2 Authorization; Enforcement . (a) The Company has the requisite corporate power and authority (including, without limitation, approval of the Company's Board of Directors) to (i) enter into, and perform its obligations under each of the Investment Agreements, (ii) issue, sell and perform its obligations with respect to the Preferred Stock and the Warrant in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares in accordance with the terms and conditions of the Preferred Stock and the Warrant Shares in accordance with the terms and conditions of the Warrant; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrant by the Company and the consummation by it of each of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Stock and the Warrant and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq National Market ("Nasdaq"), the National Association of Securities Dealers or otherwise);
(c) this Agreement,  the

Warrant and the Registration Rights Agreement have been duly executed and delivered by the Company; and (d) each of the Investment Agreements constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency, moratorium, reorganization or other similar laws of general application, both state and federal, affecting the enforcement of creditors' rights, and (ii) principles of equity governing specific performance, injunctive relief and other equitable remedies.

         3.3 Capitalization. The capitalization of the Company as of the date of this Agreement, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Stock and the Warrant), directly or indirectly, exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon the conversion of the Preferred Stock and the exercise of the Warrant, is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Warrant Shares and the Conversion Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, directly or indirectly, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished or made available to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently in effect (the "By-laws"). The Company has set forth on Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). Except as set forth on Schedule 3.3, the Company has no indebtedness for borrowed money and no agreement providing for indebtedness for borrowed money. Except as set forth on Schedule 3.3, the Company has no share purchase agreements, rights plans, agreements or instruments containing similar provisions and no agreements containing anti-dilution provisions. The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date and it shall be a condition to Purchaser's obligations at Closing that there are no material changes (other than changes in the number of outstanding employee options issued in the ordinary course under the Company's stock option plans) in such capitalization since the Company's representation on the date hereof, it being understood that the exercise, conversion or exchange of options or other convertible securities listed on Schedule 3.3 shall not constitute a material change. The Company has no subsidiaries, except as set forth on Schedule 3.3. All such subsidiaries included on Schedule 3.3 are one hundred percent (100%) owned by the Company. Except as set forth on Schedule 3.3, the Company has no investments, either debt or equity, in any other entity.

         3.4 Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Stock or exercise of the Warrant in accordance with their respective terms, each in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than liens, claims and encumbrances placed thereon by Purchaser or by persons claiming by, through or under Purchaser) and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Preferred Stock and the Warrant are duly authorized and reserved for issuance, and the Preferred Stock is validly issued, fully paid and non-assessable and free from all taxes, liens claims and encumbrances (other than liens, claims and encumbrances placed thereon, by Purchaser or by persons claiming by, through or under Purchaser) and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. No further corporate authorization or approval is required under the rules of the Nasdaq with respect to the transactions contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and the Warrant Shares and the inclusion thereof for trading on the Nasdaq.

         3.5 No Conflicts. The execution, delivery and performance of each of the Investment Agreements by the Company and the consummation by the Company of the transactions contemplated thereby (including the issuance and reservation for issuance, as applicable, of the Warrant Shares and the Conversion Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound, except for possible violations as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents. Neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any law, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under any of the Investment Agreements or to perform its obligations in accordance with the terms hereof or thereof. Subject to the completeness and accuracy of the representations and warranties made by Purchaser in Article II and except as contemplated by the Registration Rights Agreement, the sale of the Securities by the Company to Purchaser does not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or require further filing by the Company or Purchaser under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets, other than immaterial notice filings. The Company has obtained the listing of the Common Stock on the Nasdaq (that is, for clarification, the Nasdaq National Market), is not in violation of the listing requirements of Nasdaq and has not received any comments, inquiries or notifications from Nasdaq alleging non-compliance of the listing rules by the Company or relating to any proposed de-listing of the Common Stock by Nasdaq, and the Company has made all necessary filings and notifications with, and obtained all necessary approvals from, Nasdaq with respect to the transactions contemplated hereby, including, without limitation, the issuance of the Securities and the listing of the Conversion Shares and the Warrant Shares on the Nasdaq.

         3.6 Registration and SEC Documents. The Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock has been so registered since May ___, 2000 and predecessor securities of the predecessors of the Company have been so listed for more than one year. Except as set forth in Schedule 3.6, since January 1, 1999, the Company and its predecessors have timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after January 1, 2000 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered or made available to Purchaser true and complete copies of the SEC Documents (the SEC documents filed prior to the date hereof, the "Filed SEC Documents"). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Document is, or has been, required to be updated or amended under applicable law, except as disclosed in the Filed SEC Documents. The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally
accepted  accounting  principles,   consistently  applied,  and  the
rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in all material aspects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, or as set forth on Schedule 3.6 hereto, the Company has no liabilities, contingent or otherwise of a type required to be included in financial statements in accordance with GAAP, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually and in the aggregate, are not reasonably expected to have a Material Adverse Effect. The Filed SEC Documents, as supplemented by Schedule
3.6 hereto, contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject and which is required to be filed as an exhibit to the Filed SEC Documents, or which will be required to be filed as an exhibit to a Quarterly Report on Form 10-Q of the Company which has not yet been filed (each a "Contract"). Except as listed on Schedule 3.6, none of the Company, its subsidiaries or, to the knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation relates to indebtedness for borrowed money, is with respect to an obligation in excess of One Hundred Thousand Dollars ($100,000) or is reasonably expected to have a Material Adverse Effect. To the knowledge of the Company, no event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

         3.7 Absence of Certain Changes . Since December 31, 1999, there has been no material adverse change and no development in the business, properties, operations, financial condition or results of operations of the Company that is reasonably likely to have a Material Adverse Effect.

         3.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or the Filed SEC Documents, there is no action, suit or proceeding before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which is reasonably expected to have a Material Adverse Effect. To the actual knowledge of the Company, there are no facts which, if known by a potential claimant or governmental agency or authority, would reasonably be expected to give rise to a claim or proceeding which would be reasonably likely to have a Material Adverse Effect.

         3.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby, taking such information as a whole, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. To the knowledge of the Company, except for the execution and performance of this Agreement, no material fact (with materiality determined by the Company in its good faith judgment) has been disclosed to Purchaser with respect to the Company or any of its subsidiaries which has not been publicly disclosed, which fact has had or could reasonably be expected to have a Material Adverse Effect.

         3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between Purchaser and the Company is "arms-length", and that any statement made by Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

         3.11 Current Public Information. The Company is currently eligible to register the resale of the Conversion Shares and Warrant Shares by Purchaser on a registration statement on Form S-3 under the Securities Act for the account of Purchaser (and not for or on behalf of Company).

         3.12 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         3.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation
D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of Purchaser to the extent relevant for such determination.

         3.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Ladenburg Thalmann & Co., Inc. (the fees of which shall be paid in full by the Company).

         3.15 Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Preferred Stock and/or Warrant Shares issuable upon exercise of the Warrant may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrant is binding upon it and enforceable against it regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

         3.16 Intellectual Property. To the knowledge of the Company, each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or reasonably necessary for the conduct of its business as now being conducted. To the knowledge of the Company, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, is reasonably expected to have a Material Adverse Effect.

         3.17 Foreign Corrupt Practices. To its actual knowledge, neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his/its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.18 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.18. No Key Employee, to the actual knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the actual knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor, to the Company's actual knowledge, is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or service. "Key Employee" means the persons listed on Schedule 3.18 and any individual who assumes or performs any of the duties of a Key Employee.

                                   ARTICLE IV
                                    COVENANTS

         4.1 Efforts. The Company shall use commercially reasonable efforts timely to satisfy each of the conditions described in Articles VI and VII of this Agreement that are within its control.

         4.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC under Regulation D and to provide a copy thereof to Purchaser within fifteen (15) days of the Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC as soon as practical following the Closing Date, but in no event more than three (3) business days following the Closing Date. Such Form 8-K shall contain as exhibits this Agreement, the form of Certificate of Designation, the form of Warrant and the Registration Rights Agreement. The Company shall, on or prior to the Closing Date, take such action as is necessary to sell the Securities to Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to Purchaser on or prior to the Closing Date. Without limiting any of the Company's obligations under any of the Investment Agreements from and after the Closing Date, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

         4.3 Reporting Status. So long as Purchaser beneficially own any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general corporate purposes only, in the ordinary course of its business, and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company (other than travel advances in the ordinary course of the Company's business), to repay any loan or other obligation of the Company to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company, other than any such payment explicitly required or permitted by the terms of this Agreement, the Certificate of Designation or the other Investment Agreements.

         4.5 Financing Restrictions. (a) During the period beginning on the Closing Date and ending on the date which is six (6) months following the effective date of the registration statement contemplated by Section 2.1 of the Registration Rights Agreement (the "Effective Date") (provided, however, that such period shall be extended to the extent of any Registration Suspension (as defined in the Registration Rights Agreement) that may occur during such period) and during any Registration Suspension (each such period, the "Financing Restriction Period "), the Company shall not, and shall cause each of its direct and indirect subsidiaries not to, issue or agree to issue (except (i) to Purchaser pursuant to this Agreement, (ii) pursuant to any stock option, stock purchase or restricted stock plan of the Company covering employees, consultants and/or non-employee directors (and any amendment thereof or any award thereunder, provided any such amendment does not reduce any exercise price to an amount below $5.00 per share), so long as the issuance of such stock or option (other than to non-employee directors) is approved by a committee of independent directors of the Company, (iii) pursuant to strategic investments from industry participants, the primary purpose of each of which is not to raise equity capital, (iv) in a private placement led by Salomon Smith Barney or a comparable nationally recognized investment banking firm with net proceeds to the Company exceeding $10 million, (v) in a firm commitment underwritten public offering, where the net proceeds to the Company exceed $25 million, (vi) upon the exercise of options and warrants (x) outstanding as of the date hereof and disclosed on Schedule 3.3 or (y) issued in a transaction contemplated by clauses (iii), (iv) and (v) of this Section 4.5(a), (vii) as consideration in connection with an acquisition by the Company of any business or assets, regarding which the Company has obtained a fairness opinion from a nationally recognized investment banking firm or regarding which an appropriate officer of the Company has certified to Purchaser that the board of directors of the Company has determined in its reasonable business judgment that the Company has received in such transaction the fair value for the shares issued therefor, (viii) as consideration for services provided to the Company,
(I) the issuances of which have been committed by the Company prior to the Closing Date and such commitments have been disclosed to Purchaser in the schedules delivered pursuant to the Securities Purchase Agreement, or (II) the issuances of which are committed by the Company after the Closing Date; provided, however, that services provided pursuant to this clause (II) shall not exceed $200,000 in value and services provided under this clause (viii) in the aggregate shall not exceed $500,000 in value, (ix) under the terms of the April 11, 2000 acquisition by the Company of Giza Group, or (x) upon the issuance or exercise of the warrant to be issued to Ladenburg Thalmann & Co., Inc.) any equity, equity-like or equity-linked securities of the Company or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company (any such securities, "Restricted Securities").

         (b) During the six (6) month period beginning on the date immediately following the final day of the initial Financing Restriction Period, other than to a seller or sellers of a business being acquired by the Company in such transaction, the Company shall not, and shall cause each of its direct and indirect subsidiaries not to, issue or agree to issue or offer to issue or solicit any offer or inquiry with regard to any Restricted Securities unless the Company has satisfied or has caused its subsidiary to satisfy all of the following requirements with respect to such issuance:

                  (I) The Company or the subsidiary shall have delivered a notice to Purchaser (the "Transfer Notice"), which notice shall include
         (A) the terms and number of units
         of the security and the consideration per unit which the Company or the subsidiary desires to receive for the securities (which, in the case where the Company or the subsidiary shall have received an offer to purchase such securities other than from Purchaser (a "Third Party Offer"), shall be the consideration set forth in such offer) and (B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Company or the subsidiary proposes to issue said securities (which, in the case of a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer).

                  (II) Upon the delivery of the Transfer Notice, Purchaser shall have an option to purchase the securities described therein on the terms and conditions described therein. Such option shall be exercisable by Purchaser by service of written notice upon the Company or the subsidiary within five (5) business days of receipt of the Transfer Notice.

                  (III) If the option created in clause (II) hereof is not exercised by Purchaser within five (5) business days of service of the Transfer Notice, then, within a period of thirty (30) days beginning on the day following the date of expiration of the option period, the Company or the subsidiary may issue the securities sought to be issued at a price which is not less than one hundred percent (100%) of the price specified in the Transfer Notice and on terms and conditions, taken as a whole, that are not materially less favorable to the Company or the subsidiary than those specified in the Transfer Notice.

         (c) While Purchaser holds any Preferred Stock, the Company shall not, and shall cause each of its direct and indirect subsidiaries not to, issue, agree to issue or authorize for issuance, or otherwise transfer or enter into any commitment to issue or otherwise transfer, or offer to issue or transfer or solicit any issuance or proposal with regard to, any equity, equity-like or equity-linked securities of any of the Company's direct or indirect subsidiaries (including, without limitation, any such subsidiaries as listed in the latest Form 10-Q or Schedule 3.3) or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of such subsidiaries, if so doing would have a Material Adverse Effect.

         4.6 Expenses. Upon presentation of documentary evidence of such expenses, the Company shall pay to Purchaser at the Closing, reimbursement for the expenses incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, including, without limitation, Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (the "Expenses"); provided, however, that such reimbursement of Expenses shall not exceed Forty Thousand Dollars ($40,000.00). In addition, from time to time thereafter, upon Purchaser's written request, subject to such $40,000.00 limit, the Company shall pay to Purchaser an amount equal to such Expenses, if any, not so paid at the Closing and/or covered by such payment, in each case to the extent incurred by Purchaser.

         4.7      Intentionally omitted.

         4.8      Intentionally omitted.

         4.9 Listing Requirement. The Company shall use its best efforts (subject to good faith business judgment) to continue the trading and listing of its Common Stock on the Nasdaq National Market and shall include from and after the Closing all Conversion Shares and Warrant Shares in such listing and shall comply in all material respects with the Company's filing and other obligations under the rules of Nasdaq.

         4.10 Prospectus Delivery Requirement. Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by Purchaser of the Common Stock being sold and covenants to comply with any such delivery requirement.

         4.11     Intentionally Omitted.

         4.12 Corporate Existence. So long as Purchaser beneficially owns any Preferred Stock or the Warrant or any portion thereof, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations, if any, hereunder and under the agreements and instruments entered into in connection herewith (taking into account the provisions of the Certificate of Designation and the Warrant) regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Stock and the exercise of the Warrant outstanding as of the date of such transaction.

         4.13     Intentionally omitted.

         4.14     Intentionally omitted.

         4.15 Reserved Amount. On the Closing Date and thereafter, the Company shall have authorized and reserved and keep available for issuance not less than 2,529,568 (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events and subject to reduction for the number of any shares of Common Stock issued upon conversion of the Preferred Stock and upon the exercise of the Warrants)) shares of Common Stock (the "Reserved Amount") solely for the purpose of effecting the conversion of the Preferred Stock and the exercise of the Warrant.

         4.16     Intentionally omitted.

         4.17 Transactions with Affiliates. The Company and each of its subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an Affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an Affiliate, except upon fair and reasonable terms under the circumstances as determined by the Company in good faith, taking into account all of the facts and circumstances of such agreement or arrangement, and except for existing intercompany debt or transactions with or between the Company and any of its wholly-owned subsidiaries.

         4.18  Limitation  of  Agreements.  The Company  will not,  and will not permit any Subsidiary to, enter into any Contract, or any amendment, modification, extension or supplement to any existing Contract, which contractually prohibits the Company from performing its obligations under any of the Investment Documents.

                                    ARTICLE V
                   LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

         5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably satisfactory to the Company (the reasonable cost of which shall be borne by the Company) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security may be sold pursuant to Rule 144(k). Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the
Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144(k) or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144(k) or such holder provides the opinion with respect thereto described in clause (b) next above.

         5.2 Transfer Agent Instructions . The Company shall instruct its transfer agent to issue certificates, registered in the name of Purchaser or its nominee, for the Conversion Shares or Warrant Shares in such amounts as specified from time to time by Purchaser to the Company upon, and in accordance with, the conversion of the Preferred Stock and the exercise of the Warrant. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of Purchaser or obligations of the Company, if (a) Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope reasonably satisfactory to the Company (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) Purchaser sells Securities pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Purchased Securities to Purchaser at the Closing is subject to the satisfaction, as of the date of such Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (i) Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

                  (ii) Purchaser shall deliver the Purchase Price in immediately available funds for the Preferred Stock and the Warrant purchased at Closing.

                  (iii) The representations and warranties of Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing and Purchaser shall have executed and delivered to the Company a certificate to such effect.

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE VII
                CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE

         7.1 Conditions to the Closing. The obligation of Purchaser hereunder to purchase the Purchased Securities at Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in Purchaser's sole discretion:

                  (i) The Company shall have executed the signature page to this Agreement, the Warrant and the Registration Rights Agreement and delivered the same to Purchaser.

                  (ii) The Company shall have delivered a duly executed certificate representing the Preferred Stock (in such denominations as Purchaser shall reasonably request) being so purchased by Purchaser at the Closing.

                  (iii) The Common Stock, including all Conversion Shares and Warrant Shares, shall be listed on The Nasdaq National Market from and after the date hereof and trading in the Common Stock shall not have been suspended from and after the date hereof by The Nasdaq National Market.

                  (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing (except for those that address matters as of a particular date, which need only be true as of such date) as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing, except where the breach of such representation, warranty or covenant would not have a Material Adverse Effect. Purchaser shall have received a certificate, executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date to the foregoing effect.

                  (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vi) Purchaser shall have received the officer's certificate described in Section 3.3 hereof, dated as of the Closing Date.

                  (vii) Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit D.

                  (viii) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of Delaware shall have been delivered to Purchaser and the Certificate of Designation shall not have been amended, modified or rescinded.

                  (ix)  Intentionally Omitted.

                  (x)   Intentionally Omitted.

                  (xi) The Company shall have timely filed all notices, including, without limitation, the application for listing of additional shares, as required under the rules of Nasdaq or has obtained an effective waiver of such requirements.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

         8.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of New York and the state courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and Purchaser irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and Purchaser further agree that service of process upon the Company or Purchaser mailed by the first class mail shall be deemed in every respect effective service of process in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         8.2 Officer and Director Transactions. If any Key Officer (as defined below) or Insider Director (as defined below) (in each case, or any member of his/her family or any trust or other entity for the benefit of any member of his/her family, or any of his affiliates under federal securities law), during the period beginning on the Closing Date and ending on the date that is six (6) months after the Effective Date (provided, however, that such period shall be extended to the extent of any Registration Suspension (as defined in the Registration Rights Agreement)) (the "Transfer Period"), and while such person is a Key Officer or Insider Director, directly or indirectly, offers, sells, transfers, assigns, pledges, or otherwise disposes of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enters into any agreement, contract, arrangement or understanding with respect to any such offer, sale, transfer, assignment, pledge or other disposition of any Common Stock or Options or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of a specified amount of Common Stock or Options (an "Executive Transfer"), the Company shall pay to Purchaser an amount equal to (x) the number of Conversion Shares and Warrant Shares (without giving effect to any exercise or limitation on exercise thereof) then held by such Purchaser times (y) the difference between (m) the Closing Bid Price (as defined in the Certificate of Designation) of the Common Stock on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (n) the lowest Closing Bid Price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date; provided, however, that a Key Officer or Insider Director (and all such entities for the benefit of any member of his/her family, and all such affiliates, collectively) may in the aggregate sell during the six (6) month period following the Effective Date up to ten percent (10%) of his/her total holdings of Common Stock on a fully diluted basis as of July 31, 2000 without triggering any payment pursuant to this section. Any inadvertent Executive Transfer in excess of such 10% limit shall not trigger the adjustments described in this Section 8.2 if such Transfer is reversed or offset by another purchase promptly after the discovery thereof. For purposes of this Section, Key Officer shall mean the individuals listed on Schedule 8.2(a) and any person who assumes or performs the duties of any Key Officer, and Insider Director shall mean the individuals listed on Schedule 8.2(b). For purposes of clarification, and without implication that the contrary would otherwise be true, each such Executive Transfer during the Transfer Period shall result in a payment by the Company to Purchaser as determined in accordance with provisions of this Section and such payments, in addition to any other payments and adjustments under the Investment Agreements, shall be cumulative. Notwithstanding the foregoing, any Key Officer or Insider Director shall be entitled to make Permitted Transfers (as defined below) without limitation and any Permitted Transfer shall not be included in any computation of the 10% limitation set forth in the preceding paragraph. The term "Permitted Transfer" shall mean (i) any assignment, gift or other transfer to any child, spouse or other family member or trust for the benefit of any family member, provided that further transfers by any such transferees shall continue to be subject to this
Section 8.2; or (ii) any bona fide gift to any charitable organization.

         8.3 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

         8.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.5 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.6 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and supersede all prior or contemporaneous agreements or understandings between the parties, written or oral. Except as set forth in this Agreement or any schedules hereto, the Company has made no representations or warranties to Purchaser. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

         8.7 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           THCG, INC.
                           650 Madison Avenue, 21st Floor
                           New York, NY 10022
                           Telecopy: (212)223-0161
                           Attention: Adi Raviv


                           with a copy to:

                           KRAMER LEVIN  NAFTALIS & FRANKEL LLP
                           919 Third Avenue New York NY 10022
                           Telecopy: (212)715-8000
                           Attention: Peter S. Kolevzon, Esq.

                           If to Purchaser:

                           CASTLE CREEK TECHNOLOGY PARTNERS LLC
                           77 W. Wacker Drive, Suite 4040
                           Chicago, Illinois 60601
                           Telecopy: (312)499-6999
                           Attention: Tom Frei
                           with a copy to:
                           ALTHEIMER & GRAY
                           10 S. Wacker Drive Ste. 4000
                           Chicago, Illinois 60606
                           Telecopy: (312)715-4800
                           Attention: Peter H. Lieberman, Esq.


Each party shall provide notice to the other party of any change in address.

         8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, Purchaser may assign its rights and obligations hereunder and may transfer any or all of its Securities (x) to any of its "affiliates", as that term is defined under the Exchange Act, or (y) after the date which is five (5) months after the Closing Date, to any person who receives at least one-eighth of the Securities purchased by Purchaser hereunder, without the consent of the Company so long as such transferee is an accredited investor and such permitted transferee shall be subject to the provisions of the Investment Agreements, including, without limitation, this Section 8.8. In addition, the Securities may be pledged, and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee, subject to the provisions of the Investment Agreements, including, without limitation, this Section 8.8.

         8.9 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.10 Survival. The representations, warranties, agreements are intended for the benefit of the parties hereto and their respective permitted successors and assigns and are not for the benefit of, nor may any provision hereof be enforced by, any other person and covenants of the Company in this Agreement shall survive the Closing hereunder for a period of two (2) years notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless Purchaser and each of Purchaser's officers, directors, shareholders, members, employees, partners, agents and affiliates and any direct or indirect investors, shareholders, officers, directors, agents, partners, employees, members, or affiliates of any of the foregoing for loss or damage arising as a result of (a) any breach by the Company of any of its representations or covenants set forth herein or the unenforceability or invalidity of any provision of any of the Investment
Agreements, or (b) any cause of action, suit or claim brought or made against such indemnitee, other than directly by the Company or by governmental or regulatory authorities, and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of this Agreement or any other

Investment Agreements or any other instrument, document or agreement executed pursuant hereto or thereto or contemplated hereby or thereby (including without limitation the acquisition of the Preferred Stock, the Warrants, the Conversion Shares, and/or the Warrant Shares), except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement, the Warrant, the Preferred Stock or the Registration Rights Agreement or from a violation of law. The right to indemnification shall include the right to advancement of reasonable legal fees as they are incurred.

         8.11 Public Filings; Publicity . On or prior to the day the Company files the Form 8-K required pursuant to Section 4.2 hereof, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby, which approval shall not be unreasonably withheld or delayed; provided, however, that the Company shall be entitled, without the prior approval of Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         8.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.13 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a party's right to actual damages for any failure by the other party to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         8.14 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such person.

         8.15 Payment of Cash; Defaults. Whenever the Company is required to make any cash payment to Purchaser under this Agreement, such cash payment shall be due on the date (the "Cash Due Date") that such Purchaser delivers written notice to the Company. Such cash payment shall be made to Purchaser by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by Purchaser. 8.16 Failure or Indulgence Not Waiver. No failure or delay on the part of a party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         8.17 Termination. In the event that the Closing shall not have occurred on or before two (2) business days after the date of this Agreement, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                      # # #

COMPANY:

THCG, INC.

By:

Name:

Title:

PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

By: Castle Creek Partners, L.L.C.
Its: Investment Manager

By:
Name: Michael L. Spolan
Title: